EXHIBIT 99.1

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $220,736,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2005-FR3
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                            Fremont Investment & Loan
                                   Originator

                       Countrywide Home Loans Servicing LP
                                    Servicer




               Mortgage Pass-Through Certificates, Series 2005-FR3









--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         1

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Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Transaction Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                                Avg. Life to                   Mod. Dur. to
         Expected      Expected Ratings             Interest       Call/                          Call/
Class    Amount(1)    (S&P/Moody's/Fitch)   Index     Type     Mty(yrs)(2)(3)               Mty(yrs)(2)(3)(4)
------------------------------------------------------------------------------------------------------------------------------------
A-1A    261,871,000       AAA/Aaa/AAA                                           ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-1B     65,467,000       AAA/Aaa/AAA                                           ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-2A     73,746,000       AAA/Aaa/AAA        1mL    Floating    1.00 / 1.00                    0.98 / 0.98
------------------------------------------------------------------------------------------------------------------------------------
A-2B     30,065,000       AAA/Aaa/AAA        1mL    Floating    3.00 / 3.00                    2.83 / 2.83
------------------------------------------------------------------------------------------------------------------------------------
A-2C     29,526,000       AAA/Aaa/AAA        1mL    Floating    6.63 / 7.72                    5.82 / 6.55
------------------------------------------------------------------------------------------------------------------------------------
 M-1     38,061,000       AA/Aa2/AA+         1mL    Floating    5.31 / 5.85                    4.72 / 5.09
------------------------------------------------------------------------------------------------------------------------------------
 M-2     24,810,000        A+/A2/A+          1mL    Floating    5.28 / 5.76                    4.67 / 5.00
------------------------------------------------------------------------------------------------------------------------------------
 M-3      7,612,000         A/A3/A+          1mL    Floating    5.27 / 5.67                    4.66 / 4.93
------------------------------------------------------------------------------------------------------------------------------------
 B-1      5,638,000        A-/Baa1/A         1mL    Floating    5.26 / 5.60                    4.57 / 4.80
------------------------------------------------------------------------------------------------------------------------------------
 B-2      5,639,000      BBB+/Baa2/A-        1mL    Floating    5.26 / 5.53                    4.54 / 4.72
------------------------------------------------------------------------------------------------------------------------------------
 B-3      5,639,000      BBB/Baa3/BBB+       1mL    Floating    5.26 / 5.41                    4.48 / 4.58
------------------------------------------------------------------------------------------------------------------------------------
 B-4      5,638,000      BBB-/Ba1/BBB                                           ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Credit
                                                      Enhancement
Class             Payment Window to Call/Mty(2)(3)      Level(5)
------------------------------------------------------------------------------------------------------------------------------------
A-1A     ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-1B     ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------
A-2A               08/05 - 09/07 / 08/05 - 09/07              18.30%
------------------------------------------------------------------------------------------------------------------------------------
A-2B               09/07 - 12/09 / 09/07 - 12/09              18.30%
------------------------------------------------------------------------------------------------------------------------------------
A-2C               12/09 - 07/13 / 12/09 - 03/23              18.30%
------------------------------------------------------------------------------------------------------------------------------------
 M-1               10/08 - 07/13 / 10/08 - 01/20              11.55%
------------------------------------------------------------------------------------------------------------------------------------
 M-2               09/08 - 07/13 / 09/08 - 08/18               7.15%
------------------------------------------------------------------------------------------------------------------------------------
 M-3               09/08 - 07/13 / 09/08 - 01/17               5.80%
------------------------------------------------------------------------------------------------------------------------------------
 B-1               08/08 - 07/13 / 08/08 - 04/16               4.80%
------------------------------------------------------------------------------------------------------------------------------------
 B-2               08/08 - 07/13 / 08/08 - 09/15               3.80%
------------------------------------------------------------------------------------------------------------------------------------
 B-3               08/08 - 07/13 / 08/08 - 11/14               2.80%
------------------------------------------------------------------------------------------------------------------------------------
 B-4     ***Not Offered - 144A Private Placement***
------------------------------------------------------------------------------------------------------------------------------------


      (1)   Subject to a variance of plus or minus 5%.

      (2)   Assumes 10% optional clean-up call is exercised.

      (3) Based on 100% of the applicable prepayment assumption. See Summary of Terms.

      (4)   Assumes pricing at par.

      (5)   Includes 1.80% overcollateralization.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
Summary of Terms
--------------------------------------------------------------------------------
Issuer:                   Securitized Asset Backed Receivables LLC Trust
                          2005-FR3
--------------------------------------------------------------------------------
Depositor:                Securitized Asset Backed Receivables LLC
--------------------------------------------------------------------------------
Originator:               Fremont Investment & Loan
--------------------------------------------------------------------------------
Servicer:                 Countrywide Home Loans Servicing LP
--------------------------------------------------------------------------------
Loan Performance          MortgageRamp, Inc., a Delaware Corporation
Advisor:
--------------------------------------------------------------------------------
Mortgage Insurer:         Radian Guaranty Inc.
--------------------------------------------------------------------------------
Trustee:                  Wells Fargo Bank, National Association
--------------------------------------------------------------------------------
Lead Manager:             Barclays Capital Inc.
--------------------------------------------------------------------------------
Co-Manager:               Countrywide Securities Corporation
--------------------------------------------------------------------------------
Rating Agencies:          S&P/Moody's/Fitch
--------------------------------------------------------------------------------
Offered Certificates:     The Class A-2A, A-2B, A-2C, M-1, M-2, M-3, B-1, B-2
                          and B-3 certificates.
--------------------------------------------------------------------------------

LIBOR Certificates:       The Class A-1A, Class A-1B and Class B-4 certificates
                          and the Offered Certificates.
--------------------------------------------------------------------------------
Expected Closing Date:    July 27, 2005
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Delivery:                 DTC, Euroclear and Clearstream.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         2

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution Dates:       The 25th of each month, or if such day is not a
                          business day, on the next business day, beginning in
                          August 2005.
--------------------------------------------------------------------------------
Final Distribution Date:  The Distribution Date occurring in April 2035.
--------------------------------------------------------------------------------
Due Period:               With respect to any Distribution Date, the period
                          commencing on the second day of the calendar month
                          preceding the month in which the Distribution Date
                          occurs and ending on the first day of the calendar
                          month in which that Distribution Date occurs.
--------------------------------------------------------------------------------
Prepayment Period:        With respect to any Distribution Date, the period
                          commencing on the 16th day of the month preceding the
                          month in which such Distribution Date occurs (or in
                          the case of the first Distribution Date, commencing on
                          the Cut-off Date), and ending on the 15th day of the
                          month in which such Distribution Date occurs.
--------------------------------------------------------------------------------
Interest Accrual Period:  With respect to any Distribution Date, the period commencing on the immediately preceding Distribution
                          Date (or, for the initial Distribution Date, the
                          Closing Date) and ending on the day immediately
                          preceding the current Distribution Date.
--------------------------------------------------------------------------------
Accrued Interest:         The price to be paid by investors for the Offered
                          Certificates will not include accrued interest, and
                          therefore will settle flat.
--------------------------------------------------------------------------------
Interest Day Count:       Actual/360
--------------------------------------------------------------------------------
Interest Payment Delay:   Zero days
--------------------------------------------------------------------------------
Cut-off Date:             July 1, 2005
--------------------------------------------------------------------------------
Tax Status:               The Offered Certificates will represent "regular
                          interests" in a REMIC and, to a limited extent,
                          interests in certain basis risk interest carryover
                          payments, which will be treated for tax purposes as
                          interest rate cap contracts. The tax advice contained
                          in this term sheet is not intended or written to be
                          used, and cannot be used, for the purpose of avoiding
                          U.S. federal, state, or local tax penalties. This
                          advice is written in connection with the promotion or
                          marketing by the Issuer and Depositor of the Offered
                          Certificates. You should seek advice based on your
                          particular circumstances from an independent tax
                          advisor.
--------------------------------------------------------------------------------
ERISA Eligibility:        The Offered Certificates are expected to be ERISA
                          eligible. Prospective purchasers should consult their
                          own counsel.
--------------------------------------------------------------------------------
SMMEA Eligibility:        The Offered Certificates are not expected to
                          constitute "mortgage related securities" for purposes
                          of SMMEA.
--------------------------------------------------------------------------------
Class A Certificate
Group:                    Either the Class A-1 Certificates or Class A-2
                          Certificates, as applicable.
--------------------------------------------------------------------------------
Class A-1 Certificates:   Collectively, the Class A-1A and Class A-1B
                          certificates.
--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class A-2 Certificates:   Collectively, the Class A-2A, Class A-2B and Class
                          A-2C certificates.
--------------------------------------------------------------------------------
Class M Certificates:     Collectively, the Class M-1, Class M-2 and Class M-3
                          certificates.
--------------------------------------------------------------------------------
Class B Certificates:     Collectively, the Class B-1, Class B-2, Class B-3 and
                          Class B-4 certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         3

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------
Mortgage Loans:           The mortgage loans to be included in the trust will be
                          primarily adjustable- and fixed-rate sub-prime
                          mortgage loans secured by first-lien and second-lien
                          mortgages or deeds of trust on residential real
                          properties. All of the mortgage loans were purchased
                          by an affiliate of the depositor from Fremont
                          Investment & Loan. On the Closing Date, the trust will
                          acquire the mortgage loans. The aggregate scheduled
                          principal balance of the mortgage loans as of the
                          Cut-off Date will be approximately $563,862,199.
                          Approximately 86.38% of the mortgage loans are
                          adjustable-rate mortgage loans and approximately
                          13.62% are fixed-rate mortgage loans. Approximately
                          95.06% of the mortgage loans are first-lien mortgage
                          loans, and approximately 4.94% of the mortgage loans
                          are second-lien mortgage loans. The information
                          regarding the mortgage loans set forth below that is
                          based on the principal balance of the mortgage loans
                          as of the Cut-off Date assumes the timely receipt of
                          principal scheduled to be paid on the mortgage loans
                          on or prior to the Cut-off Date and no delinquencies,
                          defaults or prepayments, with the exception of 30-59
                          day delinquencies comprising approximately 0.39% of
                          the aggregate scheduled principal balance of the
                          mortgage loans on the Cut-off Date. See the attached
                          collateral descriptions for additional information on
                          the initial mortgage loans as of the Cut-off Date.
                          Loan-level primary mortgage insurance policies will be
                          obtained on behalf of the trust fund for approximately
                          64.73% of the mortgage loans with original
                          loan-to-value ratios in excess of 60%.
--------------------------------------------------------------------------------
Group I Mortgage Loans:   Approximately $400.7 million of mortgage loans that
                          have original principal balances that conform to the
                          original principal balance limits for one- to four-
                          family residential mortgage loan guidelines for
                          purchase adopted by Freddie Mac and Fannie Mae.
--------------------------------------------------------------------------------
Group II Mortgage Loans:  Approximately $163.2 million of mortgage loans that may or may not have original principal balances that
                          conform to the original principal balance limits for
                          one- to four- family residential mortgage loan
                          guidelines for purchase adopted by Freddie Mac and
                          Fannie Mae.
--------------------------------------------------------------------------------
Monthly Servicer
Advances:                 The Servicer will be obligated to advance its own
                          funds in an amount equal to the aggregate of all
                          payments of principal and interest (net of servicing
                          fees), as applicable, that were due during the related
                          Due Period on the mortgage loans and not received by
                          the related determination date. Advances are required
                          to be made only to the extent they are deemed by the
                          Servicer to be recoverable from related late
                          collections, insurance proceeds, condemnation
                          proceeds, liquidation proceeds or subsequent
                          recoveries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         4

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Expense Fee Rate:         The Expense Fee Rate with respect to each mortgage
                          loan will be a per annum rate equal to the sum of the
                          servicing fee rate and the aggregate fee rate for the
                          trustee fee, the loan performance advisor fee and, if
                          applicable, the Mortgage Insurer fee.
--------------------------------------------------------------------------------
Pricing Prepayment
Speed:                    Fixed Rate Mortgage Loans: CPR starting at
                          approximately 1.533% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                          ARM Mortgage Loans:  25% CPR.
--------------------------------------------------------------------------------
Credit Enhancement:       The credit enhancement provided for the benefit of the
                          holders of the certificates consists solely of: (a)
                          the use of excess interest to cover losses on the
                          mortgage loans and as a distribution of principal to
                          maintain overcollateralization; (b) the subordination
                          of distributions on the more subordinate classes of
                          certificates to the required distributions on the more
                          senior classes of certificates; and (c) the allocation
                          of losses to the most subordinate classes of
                          certificates.
--------------------------------------------------------------------------------
Senior Enhancement
Percentage:               For any Distribution Date, the percentage obtained by
                          dividing (x) the sum of (i) the aggregate Class
                          Certificate Balances of the Class M and Class B
                          Certificates and (ii) the Subordinated Amount (in each
                          case after taking into account the distributions of
                          the related Principal Distribution Amount for that
                          Distribution Date) by (y) the aggregate Stated
                          Principal Balance of the mortgage loans for that
                          Distribution Date.
--------------------------------------------------------------------------------
Stepdown Date:            The later to occur of:

                          (i)  the earlier to occur of:

                                    (a)   the Distribution Date in August 2008
                                          and

                                    (b)   the Distribution Date following the
                                          Distribution Date on which the
                                          aggregate Class Certificate Balances
                                          of the Class A Certificates have been
                                          reduced to zero; and

                          (ii) the first Distribution Date on which the Senior
                               Enhancement Percentage (calculated for this
                               purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 36.60%).
--------------------------------------------------------------------------------
Trigger Event:            Either a Cumulative Loss Trigger Event or a
                          Delinquency Trigger Event.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         5

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Delinquency Trigger
Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property and mortgage loans where the mortgagor has filed for bankruptcy) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 41.40% of the prior period's Senior Enhancement Percentage.
--------------------------------------------------------------------------------
Cumulative Loss Trigger
Event: With respect to any Distribution Date, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                          Distribution Date Occurring In    Loss Percentage
                          August 2007 through July 2008     1.250% for the first month, plus an additional 1/12th of
                                                            1.500% for each month thereafter (e.g., 2.000% in February 2008)
                          August 2008 through July 2009     2.750% for the first month, plus an additional 1/12th of
                                                            1.500% for each month thereafter (e.g., 3.500% in February 2009)
                          August 2009 through July 2010     4.250% for the first month, plus an additional 1/12th of
                                                            0.500% for each month thereafter (e.g., 4.500% in February 2010)
                          August 2010 through July 2011     4.750% for the first month, plus an additional 1/12th of
                                                            0.150% for each month thereafter (e.g., 4.825% in February 2011)
                          August 2011 and thereafter        4.900%

--------------------------------------------------------------------------------
Sequential Trigger
Event:                    With respect to any Distribution Date, before the 25th
                          Distribution Date, the aggregate amount of realized
                          losses incurred since the Cut-off Date through the
                          last day of the related Due Period divided by the
                          aggregate Stated Principal Balance of the mortgage
                          loans as of the Cut-off Date exceeds 1.25%, or if, on
                          or after the 25th Distribution Date, a Trigger Event
                          is in effect.
--------------------------------------------------------------------------------
Optional Clean-up Call:   The majority Class X certificateholders may, at their
                          option, purchase the mortgage loans and REO properties
                          and terminate the trust on any Distribution Date when
                          the aggregate Stated Principal Balance of the mortgage
                          loans, as of the last day of the related due period,
                          is equal to or less than 10% of the aggregate Stated
                          Principal Balance of the mortgage loans as of the
                          Cut-off Date.
--------------------------------------------------------------------------------
Swap Provider:            Barclays Bank PLC, as Swap Provider, is a bank
                          authorized and regulated by the United Kingdom's
                          Financial Services Authority and is a member of the
                          London Stock Exchange. Barclays Bank PLC engages in a
                          diverse banking and investment banking business and
                          regularly engages in derivatives transactions in a
                          variety of markets. As of the date hereof, Barclays
                          Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                          Moody's.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         6

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Swap Agreement:           On the Closing Date, the Trustee will enter into a
                          Swap Agreement with an initial notional amount of approximately $563,862,199. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 4.084% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment"). See the attached schedule.

                          Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the swap administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

                          Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.
--------------------------------------------------------------------------------

Credit Enhancement
Percentage:               Initial Credit Enhancement           Target Credit Enhancement
                          --------------------------           -------------------------
                          Class A:     18.30%                  Class A:       36.60%
                          Class M-1:   11.55%                  Class M-1:     23.10%
                          Class M-2:    7.15%                  Class M-2:     14.30%
                          Class M-3:    5.80%                  Class M-3:     11.60%
                          Class B-1:    4.80%                  Class B-1:      9.60%
                          Class B-2:    3.80%                  Class B-2:      7.60%
                          Class B-3:    2.80%                  Class B-3:      5.60%
                          Class B-4:    1.80%                  Class B-4:      3.60%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         7

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Step-up Coupons:          For all LIBOR Certificates the interest rate will
                          increase after the Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

--------------------------------------------------------------------------------
Class A-1A certificates
Pass-Through Rate:        The Class A-1A certificates will accrue interest at a
                          per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Group I Loan Cap.
--------------------------------------------------------------------------------
Class A-1B certificates
Pass-Through Rate:        The Class A-1B certificates will accrue interest at a
                          per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Group I Loan Cap.

--------------------------------------------------------------------------------
Class A-2A certificates
Pass-Through Rate:        The Class A-2A certificates will accrue interest at a
                          per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Group II Loan Cap.

--------------------------------------------------------------------------------
Class A-2B certificates
Pass-Through Rate:        The Class A-2B certificates will accrue interest at a
                          per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Group II Loan Cap.

--------------------------------------------------------------------------------
Class A-2C certificates
Pass-Through Rate:        The Class A-2C certificates will accrue interest at a
                          per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Group II Loan Cap.

--------------------------------------------------------------------------------
Class M-1 Pass-Through
Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         8

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-2 Pass-Through
Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------
Class M-3 Pass-Through
Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------
Class B-1 Pass-Through
Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------
Class B-2 Pass-Through
Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:


                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------
Class B-3 Pass-Through
Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         9

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-4 Pass-Through
Rate: The Class B-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                            (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and

                            (ii)    the Pool Cap.
--------------------------------------------------------------------------------
Group I Loan Cap:        Product of:

                            (i) (a) the weighted average of the mortgage rates for each Group I Mortgage Loan (in each case, less the applicable Expense Fee
                                    Rate) then in effect on the beginning of the related Due Period, minus (b) the product of
                                    (x) the Net Swap Payment made to the Swap
                                    Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12.

                            (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------
Group II Loan Cap:       Product of:

                            (i) (a) the weighted average of the mortgage rates for each Group II Mortgage Loan (in each case, less the applicable Expense Fee
                                    Rate) then in effect on the beginning of the related Due Period, minus (b) the product of
                                    (x) the Net Swap Payment made to the Swap
                                    Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12.

                            (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         10

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Pool Cap:                Product of:

                            (i) (a) the sum of the weighted average of (x) the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) and (y) the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, in each case weighted on the basis of the related Group Subordinate Amount, minus (b) the product of (x) the Net Swap Payment made to the Swap Provider, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment made to the Swap Provider and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12.

                            (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

--------------------------------------------------------------------------------
Group Subordinate        For any Distribution Date,
Amount:

                            (i) for the Group I Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 Certificates immediately prior to such Distribution Date and

                            (ii) for the Group II Mortgage Loans, will be equal to the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

--------------------------------------------------------------------------------

Basis Risk Carry
Forward Amount:             On any Distribution Date and for any class of LIBOR
                            Certificates is the sum of:

                            (x) the excess of:

                               (i) the amount of interest that class of
                                 certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over

                               (ii) the amount of interest that class of
                                 certificates received on that Distribution Date based on the Group I Loan Cap, the Group II Loan Cap, or the Pool Cap, as applicable, and

                            (y) the unpaid portion of any such excess described
                              in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         11

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Interest Distributions
on the LIBOR
Certificates:             On each Distribution Date, distributions from
                          available funds will be allocated as follows:

                          (i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any;

                          (ii)    from the Interest Remittance Amount
                                  attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-1 Certificates and second, pro rata to the Class A-2 Certificates;

                          (iii)   from the Interest Remittance Amount
                                  attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2 Certificates and second, pro rata to the Class A-1 Certificates;

                          (iv) from any remaining Interest Remittance Amounts to the Class M-1 certificates, their Accrued Certificate Interest;

                          (v) from any remaining Interest Remittance Amounts to the Class M-2 certificates, their Accrued Certificate Interest;

                          (vi) from any remaining Interest Remittance Amounts to the Class M-3 certificates, their Accrued Certificate Interest;

                          (vii) from any remaining Interest Remittance Amounts to the Class B-1 certificates, their Accrued Certificate Interest;

                          (viii) from any remaining Interest Remittance Amounts to the Class B-2 certificates, their Accrued Certificate Interest;

                          (ix) from any remaining Interest Remittance Amounts to the Class B-3 certificates, their Accrued Certificate Interest; and

                          (x) from any remaining Interest Remittance Amounts to the Class B-4 certificates, their Accrued Certificate Interest.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         12

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Distribution
on the LIBOR
Certificates:             On each Distribution Date (a) prior to the Stepdown
                          Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal
                          Distribution Amount will be allocated as follows:

                         (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                         (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;

                         (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;

                         (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;

                         (v) to the Class B-1 certificates, until their Class Certificate Balance has been reduced to zero;

                         (vi) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero;

                         (vii) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero; and

                         (viii) to the Class B-4 certificates, until their Class Certificate Balance has been reduced to zero

                          On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;

                         (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                         (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                         (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         13

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distributions
on the LIBOR
Certificates (cont'd):   (v)      to the Class B-1 certificates, the lesser of
                                  the remaining Principal Distribution Amount and the Class B-1 Principal Distribution
                                  Amount, until their Class Certificate Balance has been reduced to zero;

                         (vi) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

                         (vii) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                         (viii) to the Class B-4 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         14

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Principal
Payments to Class A
Certificates:             All principal distributions to the holders of the
                          Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1
                          Certificates, on the one hand, and the Class A-2
                          Certificates, on the other hand, based on the Class A
                          Principal Allocation Percentage for the Class A-1
                          Certificates and the Class A-2 Certificates, as applicable. However, if the Class Certificate Balances of the Class A Certificates in either Class A
                          Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                          Distribution Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                          Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2
                          Certificates will be made first from payments relating to the Group II Mortgage Loans. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata between the Class A-1A certificates and the Class A-1B certificates, with the exception that if a Sequential
                          Trigger Event is in effect, principal distributions will be distributed first, to the Class A-1A certificates, and second, to the Class A-1B certificates in each case until their Class
                          Certificate balance has been reduced to zero.

                          Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, second, to the Class A-2B certificates, and third to the Class A-2C certificates, in each case, until their Class Certificate Balance has been reduced to zero.

                          Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         15

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Cap Provider:             Barclays Bank PLC, as Cap Provider, is a bank
                          authorized and regulated by the United Kingdom's
                          Financial Services Authority and is a member of the
                          London Stock Exchange. Barclays Bank PLC engages in a
                          diverse banking and investment banking business and
                          regularly engages in derivatives transactions in a
                          variety of markets. As of the date hereof, Barclays
                          Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                          Moody's.
--------------------------------------------------------------------------------
Interest Rate Cap
Agreements:               The LIBOR Certificates (other than the Class A-1
                          Certificates and the Class A-2 Certificates) will have
                          the benefit of two Interest Rate Cap Agreements
                          provided by the Cap Provider. All obligations of the
                          trust under the Interest Rate Cap Agreements will be
                          paid on or prior to the Closing Date.
--------------------------------------------------------------------------------
Class M Interest Rate
Cap Agreement:            The Class M Certificates will have the benefit of an
                          interest rate cap agreement (the "Class M Interest
                          Rate Cap Agreement"), with an initial notional amount
                          of $7,048,300 provided by the Cap Provider. In
                          connection with the first 31 Distribution Dates, the
                          Cap Provider will be obligated under the Class M
                          Interest Rate Cap Agreement to pay to the trustee, for
                          deposit into the Excess Reserve Fund Account, an
                          amount equal to the product of (a) the excess, if any,
                          of the lesser of (i) the then current 1-month LIBOR
                          rate and (ii) a cap ceiling rate of 9.422% over a
                          specified cap strike rate (ranging from 5.246% to
                          9.422%), and (b) the product of the Class M notional
                          balance and the index rate multiplier set forth in the
                          attached Interest Rate Cap Schedule for that
                          Distribution Date, based on an "actual/360" basis. The
                          Cap Provider's obligations under the Class M Interest
                          Rate Cap Agreement will terminate following the
                          Distribution Date in February 2008.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         16

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B Interest Rate
Cap Agreement:            The Class B Certificates will have the benefit of an
                          interest rate cap agreement (the "Class B Interest
                          Rate Cap Agreement"), with an initial notional amount of $2,255,400 provided by the Cap Provider. In connection with the first 31 Distribution Dates, the Cap Provider will be obligated under the Class B
                          Interest Rate Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.113%, over a specified cap strike rate (ranging from 3.937% to 8.113%), and (b) the product of the Class B notional balance and the index rate multiplier set forth in the attached Interest Rate Cap Schedule for that
                          Distribution Date, based on an "actual/360" basis. The
                          Cap Provider's obligations under the Class B Interest
                          Rate Cap Agreement will terminate following the Distribution Date in February 2008.

--------------------------------------------------------------------------------
Allocation of Net
Monthly Excess Cash
Flow: For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

                          (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount;

                          (b) to the holders of the Class M-1 certificates, any Unpaid Realized Loss Amount;

                          (c) to the holders of the Class M-2 certificates, any Unpaid Interest Amount;

                          (d) to the holders of the Class M-2 certificates, any Unpaid Realized Loss Amount;

                          (e) to the holders of the Class M-3 certificates, any Unpaid Interest Amount;

                          (f) to the holders of the Class M-3 certificates, any Unpaid Realized Loss Amount;

                          (g) to the holders of the Class B-1 certificates, any Unpaid Interest Amount;

                          (h) to the holders of the Class B-1 certificates, any Unpaid Realized Loss Amount;

                          (i) to the holders of the Class B-2 certificates, any Unpaid Interest Amount;

                          (j) to the holders of the Class B-2 certificates, any Unpaid Realized Loss Amount;

                          (k) to the holders of the Class B-3 certificates, any Unpaid Interest Amount;

                          (l) to the holders of the Class B-3 certificates, any Unpaid Realized Loss Amount;

                          (m) to the holders of the Class B-4 certificates, any Unpaid Interest Amount;

                          (n) to the holders of the Class B-4 certificates, any Unpaid Realized Loss Amount;

                          (o) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         17

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net
Monthly Excess Cash
Flow (cont'd):        (p) (i) from any Class M Interest Rate Cap Agreement
                          payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class M Certificates for that Distribution Date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class M Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (ii) from any Class B Interest Rate Cap Agreement payment on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid remaining Basis Risk Carry Forward Amount with respect to the Class B Certificates for that Distribution Date, allocated (a) first, among the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based upon their respective Class Certificate Balances only with respect to those Class B Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, any remaining amounts to the Class B-1, Class B-2, Class B-3 and Class B-4 certificates, pro rata, based on any Basis Risk Carry Forward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                     (q) from funds on deposit in the Excess Reserve Fund Account (not including any Interest Rate Cap Agreement payment included in that account) with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;

                     (r) to the Class X certificates, those amounts as described in the pooling and servicing agreement;

                     (s) to the holders of the Class R certificates, any remaining amount;

                     (t) to the extent not paid from available funds, from the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued and unpaid interest from a prior Distribution Date, to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class M Certificates sequentially, and then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         18

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Allocation of Net
Monthly Excess Cash
Flow (cont'd):       (u)  to the extent not paid from available funds, from the
                          Swap Account, to pay the Basis Risk Carry Forward
                          Amount on the Class A, Class M Certificates and Class
                          B Certificates remaining unpaid in the same order of priority as described in (q) above;

                     (v) to the extent not paid from available funds, from the Swap Account, to pay any principal on the Class A Certificates and on the Class M Certificates, in accordance with the principal payment provisions described above (under "Principal Distributions on the LIBOR Certificates") in an amount necessary to maintain the applicable Specified Subordinated Amount;

                     (w) to the extent not paid from available funds, from the Swap Account, to pay any Unpaid Realized Loss Amounts remaining on the Class M Certificates and Class B Certificates, sequentially; and

                     (x) to the extent not paid from available funds, from the Swap Account, any remaining amounts to be distributed to the Class X as described in the pooling and servicing agreement.
--------------------------------------------------------------------------------
Interest Remittance
Amount: With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to mortgage loans in that mortgage loan group.

--------------------------------------------------------------------------------
Accrued Certificate
Interest:             For each class of LIBOR Certificates on any Distribution
                      Date, the amount of interest accrued during the related
                      Interest Accrual Period on the related Class Certificate
                      Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

--------------------------------------------------------------------------------
Principal
Distribution
Amount: For each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

--------------------------------------------------------------------------------
Basic Principal
Distribution Amount:  With respect to any Distribution Date, the excess of (i)
                      the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Subordinated Amount, if any, for that Distribution Date.

--------------------------------------------------------------------------------
Net Monthly Excess
Cash
Flow: Available Funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates.

--------------------------------------------------------------------------------
Extra Principal
Distribution Amount:  As of any Distribution Date, the lesser of (x) the Total
                      Monthly Excess Spread for that Distribution Date and (y) the Subordination Deficiency, if any, for that Distribution Date.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         19

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Total Monthly Excess
Spread:               As to any Distribution Date equals the excess, if any, of
                      (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee, trustee fee, the Loan Performance Advisor fee and the Mortgage Insurer fee, over (y) the sum of the amount paid as interest to the Certificates at their respective Pass-Through Rates and any Net Swap Payment to Swap Provider.
--------------------------------------------------------------------------------

Subordinated Amount:  With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date).

--------------------------------------------------------------------------------
Specified
Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 1.80% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 3.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

--------------------------------------------------------------------------------
Excess Subordinated
Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.

--------------------------------------------------------------------------------
Subordination
Deficiency:           With respect to any Distribution Date, the excess, if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         20

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due
                      Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date;
                      (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

--------------------------------------------------------------------------------
Class A Principal
Allocation
Percentage:           For any Distribution Date is the percentage equivalent of
                      a fraction, determined as follows:

                      (1) with respect to the Class A-1 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                      (2) with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

--------------------------------------------------------------------------------
Class A Principal
Distribution Amount:  For any Distribution Date is the excess of (a) the aggregate Class Certificate Balance of the Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 63.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         21

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class M-1 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 76.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------
Class M-2 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 85.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------
Class M-3 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 88.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         22

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------
Class B-1 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date),
                      (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date) and (e) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 90.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------
Class B-2 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date),
                      (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), and (f) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 92.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         23

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-3 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date),
                      (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date) and (g) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 94.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------
Class B-4 Principal
Distribution Amount:  With respect to any Distribution Date is the excess of (i)
                      the sum of (a) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal Distribution Amount on that Distribution Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution Amount on that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that Distribution Date),
                      (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date),
                      (g) the Class Certificate Balance of the Class B-3 certificates (after taking into account distribution of the Class B-3 Principal Distribution Amount on that Distribution Date) and (h) the Class Certificate Balance of the Class B-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 96.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over $2,819,311.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         24

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

---------------------------------------------------------------------------------------------------------------
PPC (%)                                 50           75          100          125          150          175
---------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                       2.03         1.35         1.00         0.79         0.64         0.54
          First Payment Date         8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005
          Expected Final Maturity   12/25/2009    6/25/2008    9/25/2007    3/25/2007   11/25/2006    9/25/2006
          Window                        1 - 53       1 - 35       1 - 26       1 - 20       1 - 16       1 - 14
A-2B      WAL (yrs)                       6.33         4.19         3.00         2.18         1.76         1.46
          First Payment Date        12/25/2009    6/25/2008    9/25/2007    3/25/2007   11/25/2006    9/25/2006
          Expected Final Maturity    7/25/2014    7/25/2011   12/25/2009    4/25/2008   10/25/2007    5/25/2007
          Window                      53 - 108      35 - 72      26 - 53      20 - 33      16 - 27      14 - 22
A-2C      WAL (yrs)                      13.26         8.97         6.63         4.98         3.49         2.39
          First Payment Date         7/25/2014    7/25/2011   12/25/2009    4/25/2008   10/25/2007    5/25/2007
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                     108 - 189     72 - 129      53 - 96      33 - 74      27 - 60      22 - 49
M-1       WAL (yrs)                      10.48         7.05         5.31         4.53         4.45         4.08
          First Payment Date         8/25/2010   11/25/2008   10/25/2008    1/25/2009    5/25/2009    8/25/2009
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      39 - 96      42 - 74      46 - 60      49 - 49
M-2       WAL (yrs)                      10.48         7.05         5.28         4.38         4.00         3.94
          First Payment Date         8/25/2010   11/25/2008    9/25/2008   10/25/2008   12/25/2008    3/25/2009
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      38 - 96      39 - 74      41 - 60      44 - 49
M-3       WAL (yrs)                      10.48         7.05         5.27         4.32         3.86         3.68
          First Payment Date         8/25/2010   11/25/2008    9/25/2008   10/25/2008   11/25/2008    1/25/2009
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      38 - 96      39 - 74      40 - 60      42 - 49
B-1       WAL (yrs)                      10.48         7.05         5.26         4.31         3.82         3.59
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008   10/25/2008   12/25/2008
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      37 - 96      38 - 74      39 - 60      41 - 49
B-2       WAL (yrs)                      10.48         7.05         5.26         4.29         3.78         3.53
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008   10/25/2008   11/25/2008
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      37 - 96      38 - 74      39 - 60      40 - 49
B-3       WAL (yrs)                      10.48         7.05         5.26         4.29         3.75         3.47
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity    4/25/2021    4/25/2016    7/25/2013    9/25/2011    7/25/2010    8/25/2009
          Window                      61 - 189     40 - 129      37 - 96      38 - 74      38 - 60      39 - 49
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         25

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

---------------------------------------------------------------------------------------------------------------
PPC (%)                                  50           75          100          125          150          175
---------------------------------------------------------------------------------------------------------------
A-2A      WAL (yrs)                       2.03         1.35         1.00         0.79         0.64         0.54
          First Payment Date         8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005
          Expected Final Maturity   12/25/2009    6/25/2008    9/25/2007    3/25/2007   11/25/2006    9/25/2006
          Window                        1 - 53       1 - 35       1 - 26       1 - 20       1 - 16       1 - 14
A-2B      WAL (yrs)                       6.33         4.19         3.00         2.18         1.76         1.46
          First Payment Date        12/25/2009    6/25/2008    9/25/2007    3/25/2007   11/25/2006    9/25/2006
          Expected Final Maturity    7/25/2014    7/25/2011   12/25/2009    4/25/2008   10/25/2007    5/25/2007
          Window                      53 - 108      35 - 72      26 - 53      20 - 33      16 - 27      14 - 22
A-2C      WAL (yrs)                      14.96        10.41         7.72         5.86         4.19         2.43
          First Payment Date         7/25/2014    7/25/2011   12/25/2009    4/25/2008   10/25/2007    5/25/2007
          Expected Final Maturity    3/25/2033    5/25/2028    3/25/2023    7/25/2019   11/25/2016   11/25/2014
          Window                     108 - 332     72 - 274     53 - 212     33 - 168     27 - 136     22 - 112
M-1       WAL (yrs)                      11.36         7.78         5.85         4.97         4.80         5.82
          First Payment Date         8/25/2010   11/25/2008   10/25/2008    1/25/2009    5/25/2009   11/25/2009
          Expected Final Maturity   10/25/2030    9/25/2024    1/25/2020   12/25/2016    9/25/2014    7/25/2014
          Window                      61 - 303     40 - 230     39 - 174     42 - 137     46 - 110     52 - 108
M-2       WAL (yrs)                      11.27         7.70         5.76         4.76         4.30         4.23
          First Payment Date         8/25/2010   11/25/2008    9/25/2008   10/25/2008   12/25/2008    3/25/2009
          Expected Final Maturity    2/25/2029   11/25/2022    8/25/2018    9/25/2015   10/25/2013    4/25/2012
          Window                      61 - 283     40 - 208     38 - 157     39 - 122      41 - 99      44 - 81
M-3       WAL (yrs)                      11.17         7.60         5.67         4.65         4.12         3.89
          First Payment Date         8/25/2010   11/25/2008    9/25/2008   10/25/2008   11/25/2008    1/25/2009
          Expected Final Maturity    1/25/2027   11/25/2020    1/25/2017    6/25/2014   10/25/2012    6/25/2011
          Window                      61 - 258     40 - 184     38 - 138     39 - 107      40 - 87      42 - 71
B-1       WAL (yrs)                      11.08         7.53         5.60         4.59         4.04         3.78
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008   10/25/2008   12/25/2008
          Expected Final Maturity    1/25/2026    1/25/2020    4/25/2016   12/25/2013    4/25/2012    2/25/2011
          Window                      61 - 246     40 - 174     37 - 129     38 - 101      39 - 81      41 - 67
B-2       WAL (yrs)                      10.96         7.43         5.53         4.51         3.96         3.68
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008   10/25/2008   11/25/2008
          Expected Final Maturity    1/25/2025    3/25/2019    9/25/2015    6/25/2013   11/25/2011   10/25/2010
          Window                      61 - 234     40 - 164     37 - 122      38 - 95      39 - 76      40 - 63
B-3       WAL (yrs)                      10.76         7.27         5.41         4.42         3.85         3.56
          First Payment Date         8/25/2010   11/25/2008    8/25/2008    9/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity   10/25/2023    3/25/2018   11/25/2014   11/25/2012    5/25/2011    5/25/2010
          Window                      61 - 219     40 - 152     37 - 112      38 - 88      38 - 70      39 - 58
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         26

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

-----------------------------------------------------------------------
CPR (%)                                20           25           30
-----------------------------------------------------------------------
A-2A      WAL (yrs)                      1.21         0.96         0.78
          First Payment Date        8/25/2005    8/25/2005    8/25/2005
          Expected Final Maturity   3/25/2008    8/25/2007    3/25/2007
          Window                       1 - 32       1 - 25       1 - 20
A-2B      WAL (yrs)                      3.83         2.90         2.22
          First Payment Date        3/25/2008    8/25/2007    3/25/2007
          Expected Final Maturity   1/25/2011   11/25/2009    5/25/2008
          Window                      32 - 66      25 - 52      20 - 34
A-2C      WAL (yrs)                      8.25         6.50         5.15
          First Payment Date        1/25/2011   11/25/2009    5/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     66 - 119      52 - 94      34 - 76
M-1       WAL (yrs)                      6.48         5.22         4.59
          First Payment Date        8/25/2008   10/25/2008    1/25/2009
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      39 - 94      42 - 76
M-2       WAL (yrs)                      6.48         5.19         4.45
          First Payment Date        8/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      38 - 94      39 - 76
M-3       WAL (yrs)                      6.48         5.18          4.4
          First Payment Date        8/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      38 - 94      39 - 76
B-1       WAL (yrs)                      6.48         5.17         4.38
          First Payment Date        8/25/2008    8/25/2008    9/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      37 - 94      38 - 76
B-2       WAL (yrs)                      6.48         5.16         4.37
          First Payment Date        8/25/2008    8/25/2008    9/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      37 - 94      38 - 76
B-3       WAL (yrs)                      6.48         5.16         4.37
          First Payment Date        8/25/2008    8/25/2008    8/25/2008
          Expected Final Maturity   6/25/2015    5/25/2013   11/25/2011
          Window                     37 - 119      37 - 94      37 - 76
-----------------------------------------------------------------------


CPR Sensitivity
To MATURITY

------------------------------------------------------------------------
CPR (%)                                  20           25           30
------------------------------------------------------------------------
A-2A      WAL (yrs)                       1.21         0.96         0.78
          First Payment Date         8/25/2005    8/25/2005    8/25/2005
          Expected Final Maturity    3/25/2008    8/25/2007    3/25/2007
          Window                        1 - 32       1 - 25       1 - 20
A-2B      WAL (yrs)                       3.83         2.90         2.22
          First Payment Date         3/25/2008    8/25/2007    3/25/2007
          Expected Final Maturity    1/25/2011   11/25/2009    5/25/2008
          Window                       32 - 66      25 - 52      20 - 34
A-2C      WAL (yrs)                       9.59         7.57         6.04
          First Payment Date         1/25/2011   11/25/2009    5/25/2008
          Expected Final Maturity    1/25/2027   12/25/2022   11/25/2019
          Window                      66 - 258     52 - 209     34 - 172
M - 1     WAL (yrs)                       7.16         5.77         5.04
          First Payment Date         8/25/2008   10/25/2008    1/25/2009
          Expected Final Maturity    6/25/2023   11/25/2019    4/25/2017
          Window                      37 - 215     39 - 172     42 - 141
M-2       WAL (yrs)                       7.08         5.66         4.85
          First Payment Date         8/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity    9/25/2021    5/25/2018    1/25/2016
          Window                      37 - 194     38 - 154     39 - 126
M-3       WAL (yrs)                       6.99         5.58         4.74
          First Payment Date         8/25/2008    9/25/2008   10/25/2008
          Expected Final Maturity   10/25/2019   10/25/2016    9/25/2014
          Window                      37 - 171     38 - 135     39 - 110
B-1       WAL (yrs)                       6.92         5.52         4.67
          First Payment Date         8/25/2008    8/25/2008    9/25/2008
          Expected Final Maturity   12/25/2018    2/25/2016    3/25/2014
          Window                      37 - 161     37 - 127     38 - 104
B-2       WAL (yrs)                       6.83         5.44         4.60
          First Payment Date         8/25/2008    8/25/2008    9/25/2008
          Expected Final Maturity    3/25/2018    7/25/2015    9/25/2013
          Window                      37 - 152     37 - 120      38 - 98
B-3       WAL (yrs)                       6.69         5.32         4.50
          First Payment Date         8/25/2008    8/25/2008    8/25/2008
          Expected Final Maturity    3/25/2017   10/25/2014    1/25/2013
          Window                      37 - 140     37 - 111      37 - 90
------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         27

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

Breakeven CDR Analysis
----------------------
------------------------------------------------   --------------------------------------
Assumptions:                                       Class    CDR %     Cumulative Loss (1)
------------                                       -----    -----     -------------------
PPC: 100%                                           M-1    22.73543          16.61%
Required Overcollateralization: Never steps down    M-2    15.89120          13.22%
Sequential Trigger: As defined                      M-3    14.06733          12.15%
Forward LIBOR                                       B-1    12.72786          11.31%
Lag to Recovery: 12 Months                          B-2    11.44518          10.46%
Loss Severity: 35%                                  B-3    10.15433           9.55%
To Maturity
                                                    (1) Expressed as a
                                                    percentage of the aggregate
                                                    principal balance of the
                                                    mortgage loans as of the
                                                    Cut-off Date.
------------------------------------------------   --------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         28

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
      August 2005          20.12          20.25          20.38         20.49         20.66         20.75         21.25
   September 2005          20.12          20.25          20.38         20.49         20.66         20.75         21.25
     October 2005          20.12          20.25          20.38         20.49         20.66         20.75         21.25
    November 2005          20.12          20.25          20.38         20.49         20.66         20.75         21.25
    December 2005          20.12          20.25          20.38         20.49         20.66         20.75         21.25
     January 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
    February 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
       March 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
       April 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
         May 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
        June 2006          20.12          20.25          20.38         20.49         20.66         20.75         21.25
        July 2006          20.12          20.25          20.38         20.49         20.66         20.75         16.93
      August 2006          20.12          20.25          20.38         20.49         20.66         20.75         25.51
   September 2006          20.12          20.25          20.38         20.49         20.66         20.75         17.53
     October 2006          20.12          20.25          20.38         20.49         20.66         13.94         10.00
    November 2006          20.12          20.25          20.38         20.49         16.86         10.00         10.00
    December 2006          20.12          20.25          20.38         20.49         13.80         10.00         10.00
     January 2007          20.12          20.25          20.38         20.15         10.00         10.00         10.00
    February 2007          20.12          20.25          20.38         17.85         10.00         10.00         10.00
       March 2007          20.12          20.25          20.38         15.07         10.00         10.00         10.00
       April 2007          10.74          10.74          10.74         10.00         10.00         10.00         10.00
         May 2007          10.92          10.92          10.92         10.00         10.00         10.00         10.00
        June 2007          10.61          10.61          10.61         10.00         10.00         10.00         10.00
        July 2007          10.81          10.81          10.81         10.00         10.00         10.00         10.00
      August 2007          10.50          10.50          10.50         10.00         10.00         10.00         10.00
   September 2007          10.52          10.52          10.52         10.00         10.00         10.00         10.00
     October 2007             --          11.93          11.93         10.00         10.00         10.00         10.00
    November 2007             --          11.60          11.60         10.00         10.00         10.00         10.00
    December 2007             --          11.89          11.89         10.00         10.00         10.00         10.00
     January 2008             --          11.58          11.58         10.00         10.00         10.00         10.00
    February 2008             --          11.56          11.56         10.00         10.00         10.00         10.00
       March 2008             --          12.25          12.25         10.06         10.06         10.06         10.06
       April 2008             --          12.76          12.76         10.62         10.62         10.62         10.62
         May 2008             --          13.12          13.12         10.97         10.97         10.97         10.97
        June 2008             --          12.79          12.79         10.62         10.62         10.62         10.62
        July 2008             --          13.16          13.16         10.97         10.97         10.97         10.97
      August 2008             --          28.00          28.00         10.62         10.62         10.62         10.62
   September 2008             --          14.36          14.36         10.65         10.65         10.65         10.65
     October 2008             --          15.49          15.49         11.82         11.82         11.82         11.82
    November 2008             --          14.92          14.92         11.44         11.44         11.44         11.44
    December 2008             --          15.23          15.23         11.82         11.82         11.82         11.82
     January 2009             --          14.71          14.71         11.44         11.44         11.44         11.44
    February 2009             --          14.68          14.68         11.44         11.44         11.44         11.44
       March 2009             --          16.03          16.03         12.67         12.67         12.67         12.67
       April 2009             --          14.68          14.68         11.48         11.48         11.48         11.48
         May 2009             --          15.08          15.08         11.86         11.86         11.86         11.86
        June 2009             --          14.62          14.62         11.48         11.48         11.48         11.48
        July 2009             --          15.02          15.02         11.86         11.86         11.86         11.86
      August 2009             --          14.56          14.56         11.48         11.48         11.48         11.48
   September 2009             --          14.53          14.53         11.48         11.48         11.48         11.48


Distribution Date   B-2 Cap (%)   B -3 Cap (%)
-----------------   -----------  ------------
                    Actual/360    Actual/360
      August 2005         21.45         21.85
   September 2005         21.45         21.85
     October 2005         21.45         21.85
    November 2005         21.45         21.85
    December 2005         21.45         21.85
     January 2006         21.45         21.85
    February 2006         21.45         21.85
       March 2006         21.45         21.85
       April 2006         21.45         21.85
         May 2006         21.45         21.85
        June 2006         21.45         14.28
        July 2006         10.00         10.00
      August 2006         23.99         10.00
   September 2006         10.00         10.00
     October 2006         10.00         10.00
    November 2006         10.00         10.00
    December 2006         10.00         10.00
     January 2007         10.00         10.00
    February 2007         10.00         10.00
       March 2007         10.00         10.00
       April 2007         10.00         10.00
         May 2007         10.00         10.00
        June 2007         10.00         10.00
        July 2007         10.00         10.00
      August 2007         10.00         10.00
   September 2007         10.00         10.00
     October 2007         10.00         10.00
    November 2007         10.00         10.00
    December 2007         10.00         10.00
     January 2008         10.00         10.00
    February 2008         10.00         10.00
       March 2008         10.06         10.06
       April 2008         10.62         10.62
         May 2008         10.97         10.97
        June 2008         10.62         10.62
        July 2008         10.97         10.97
      August 2008         10.62         10.62
   September 2008         10.65         10.65
     October 2008         11.82         11.82
    November 2008         11.44         11.44
    December 2008         11.82         11.82
     January 2009         11.44         11.44
    February 2009         11.44         11.44
       March 2009         12.67         12.67
       April 2009         11.48         11.48
         May 2009         11.86         11.86
        June 2009         11.48         11.48
        July 2009         11.86         11.86
      August 2009         11.48         11.48
   September 2009         11.48         11.48


(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.
(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         29

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
     October 2009             --          14.99          14.99         11.89         11.89         11.89         11.89
    November 2009             --          14.52          14.52         11.50         11.50         11.50         11.50
    December 2009             --          14.93          14.93         11.89         11.89         11.89         11.89
     January 2010             --             --          14.47         11.50         11.50         11.50         11.50
    February 2010             --             --          14.45         11.50         11.50         11.50         11.50
       March 2010             --             --          15.83         12.74         12.74         12.74         12.74
       April 2010             --             --          13.43         11.52         11.52         11.52         11.52
         May 2010             --             --          13.87         11.90         11.90         11.90         11.90
        June 2010             --             --          13.43         11.52         11.52         11.52         11.52
        July 2010             --             --          13.87         11.90         11.90         11.90         11.90
      August 2010             --             --          13.42         11.51         11.51         11.51         11.51
   September 2010             --             --          13.42         11.51         11.51         11.51         11.51
     October 2010             --             --          13.88         11.90         11.90         11.90         11.90
    November 2010             --             --          13.44         11.52         11.52         11.52         11.52
    December 2010             --             --          13.88         11.90         11.90         11.90         11.90
     January 2011             --             --          13.43         11.52         11.52         11.52         11.52
    February 2011             --             --          13.43         11.52         11.52         11.52         11.52
       March 2011             --             --          14.87         12.75         12.75         12.75         12.75
       April 2011             --             --          13.45         11.52         11.52         11.52         11.52
         May 2011             --             --          13.89         11.91         11.91         11.91         11.91
        June 2011             --             --          13.44         11.52         11.52         11.52         11.52
        July 2011             --             --          13.89         11.91         11.91         11.91         11.91
      August 2011             --             --          13.44         11.52         11.52         11.52         11.52
   September 2011             --             --          13.44         11.52         11.52         11.52         11.52
     October 2011             --             --          13.90         11.91         11.91         11.91         11.91
    November 2011             --             --          13.45         11.52         11.52         11.52         11.52
    December 2011             --             --          13.90         11.91         11.91         11.91         11.91
     January 2012             --             --          13.45         11.52         11.52         11.52         11.52
    February 2012             --             --          13.45         11.52         11.52         11.52         11.52
       March 2012             --             --          14.37         12.31         12.31         12.31         12.31
       April 2012             --             --          13.45         11.52         11.52         11.52         11.52
         May 2012             --             --          13.89         11.90         11.90         11.90         11.90
        June 2012             --             --          12.09         11.52         11.52         11.52         11.52
        July 2012             --             --          12.27         11.90         11.90         11.90         11.90
      August 2012             --             --          11.89         11.52         11.52         11.52         11.52
   September 2012             --             --          11.91         11.51         11.51         11.51         11.51
     October 2012             --             --          12.32         11.90         11.90         11.90         11.90
    November 2012             --             --          11.94         11.51         11.51         11.51         11.51
    December 2012             --             --          12.35         11.90         11.90         11.90         11.90
     January 2013             --             --          11.97         11.51         11.51         11.51         11.51
    February 2013             --             --          11.99         11.51         11.51         11.51         11.51
       March 2013             --             --          13.30         12.74         12.74         12.74         12.74
       April 2013             --             --          12.03         11.51         11.51         11.51         11.51
         May 2013             --             --          12.45         11.89         11.89         11.89         11.89
        June 2013             --             --          12.07         11.51         11.51         11.51         11.51
        July 2013             --             --          12.49         11.89         11.89         11.89         11.89
      August 2013             --             --          12.11         11.50         11.50         11.50         11.50
   September 2013             --             --          12.13         11.50         11.50         11.50         11.50
     October 2013             --             --          12.56         11.89         11.89         11.89         11.89
    November 2013             --             --          12.18         11.50         11.50         11.50         11.50


Distribution Date   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------  ------------
                    Actual/360    Actual/360
     October 2009         11.89         11.89
    November 2009         11.50         11.50
    December 2009         11.89         11.89
     January 2010         11.50         11.50
    February 2010         11.50         11.50
       March 2010         12.74         12.74
       April 2010         11.52         11.52
         May 2010         11.90         11.90
        June 2010         11.52         11.52
        July 2010         11.90         11.90
      August 2010         11.51         11.51
   September 2010         11.51         11.51
     October 2010         11.90         11.90
    November 2010         11.52         11.52
    December 2010         11.90         11.90
     January 2011         11.52         11.52
    February 2011         11.52         11.52
       March 2011         12.75         12.75
       April 2011         11.52         11.52
         May 2011         11.91         11.91
        June 2011         11.52         11.52
        July 2011         11.91         11.91
      August 2011         11.52         11.52
   September 2011         11.52         11.52
     October 2011         11.91         11.91
    November 2011         11.52         11.52
    December 2011         11.91         11.91
     January 2012         11.52         11.52
    February 2012         11.52         11.52
       March 2012         12.31         12.31
       April 2012         11.52         11.52
         May 2012         11.90         11.90
        June 2012         11.52         11.52
        July 2012         11.90         11.90
      August 2012         11.52         11.52
   September 2012         11.51         11.51
     October 2012         11.90         11.90
    November 2012         11.51         11.51
    December 2012         11.90         11.90
     January 2013         11.51         11.51
    February 2013         11.51         11.51
       March 2013         12.74         12.74
       April 2013         11.51         11.51
         May 2013         11.89         11.89
        June 2013         11.51         11.51
        July 2013         11.89         11.89
      August 2013         11.50         11.50
   September 2013         11.50         11.50
     October 2013         11.89         11.89
    November 2013         11.50         11.50


(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         30

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    December 2013             --             --          12.61         11.88         11.88         11.88         11.88
     January 2014             --             --          12.22         11.50         11.50         11.50         11.50
    February 2014             --             --          12.25         11.50         11.50         11.50         11.50
       March 2014             --             --          13.59         12.73         12.73         12.73         12.73
       April 2014             --             --          12.30         11.50         11.50         11.50         11.50
         May 2014             --             --          12.74         11.88         11.88         11.88         11.88
        June 2014             --             --          12.35         11.50         11.50         11.50         11.50
        July 2014             --             --          12.79         11.88         11.88         11.88         11.88
      August 2014             --             --          12.41         11.49         11.49         11.49         11.49
   September 2014             --             --          12.44         11.49         11.49         11.49         11.49
     October 2014             --             --          12.88         11.88         11.88         11.88         11.88
    November 2014             --             --          12.50         11.49         11.49         11.49         11.49
    December 2014             --             --          12.95         11.87         11.87         11.87         11.87
     January 2015             --             --          12.56         11.49         11.49         11.49         11.49
    February 2015             --             --          12.60         11.49         11.49         11.49         11.49
       March 2015             --             --          13.99         12.72         12.72         12.72         12.72
       April 2015             --             --          12.67         11.49         11.49         11.49         11.49
         May 2015             --             --          13.13         11.87         11.87         11.87         11.87
        June 2015             --             --          12.74         11.49         11.49         11.49         11.49
        July 2015             --             --          13.20         11.87         11.87         11.87         11.87
      August 2015             --             --          12.82         11.49         11.49         11.49         11.49
   September 2015             --             --          12.86         11.49         11.49         11.49         11.49
     October 2015             --             --          13.33         11.87         11.87         11.87         11.87
    November 2015             --             --          12.94         11.48         11.48         11.48         11.48
    December 2015             --             --          13.42         11.87         11.87         11.87         11.87
     January 2016             --             --          13.03         11.48         11.48         11.48         11.48
    February 2016             --             --          13.07         11.48         11.48         11.48         11.48
       March 2016             --             --          14.03         12.27         12.27         12.27         12.27
       April 2016             --             --          13.17         11.48         11.48         11.48         11.48
         May 2016             --             --          13.66         11.86         11.86         11.86         11.86
        June 2016             --             --          13.27         11.48         11.48         11.48            --
        July 2016             --             --          13.76         11.86         11.86         11.86            --
      August 2016             --             --          13.37         11.48         11.48         11.48            --
   September 2016             --             --          13.43         11.48         11.48         11.48            --
     October 2016             --             --          13.93         11.86         11.86         11.86            --
    November 2016             --             --          13.54         11.48         11.48         11.48            --
    December 2016             --             --          14.05         11.86         11.86         11.86            --
     January 2017             --             --          13.66         11.47         11.47         11.47            --
    February 2017             --             --          13.72         11.47         11.47         11.47            --
       March 2017             --             --          15.26         12.70         12.70            --            --
       April 2017             --             --          13.85         11.47         11.47            --            --
         May 2017             --             --          14.38         11.85         11.85            --            --
        June 2017             --             --          13.99         11.47         11.47            --            --
        July 2017             --             --          14.53         11.85         11.85            --            --
      August 2017             --             --          14.13         11.47         11.47            --            --
   September 2017             --             --          14.20         11.47         11.47            --            --
     October 2017             --             --          14.76         11.85         11.85            --            --
    November 2017             --             --          14.36         11.47         11.47            --            --
    December 2017             --             --          14.92         11.85         11.85            --            --
     January 2018             --             --          14.52         11.47         11.47            --            --


Distribution Date   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------  ------------
                    Actual/360    Actual/360
    December 2013         11.88         11.88
     January 2014         11.50         11.50
    February 2014         11.50         11.50
       March 2014         12.73         12.73
       April 2014         11.50         11.50
         May 2014         11.88         11.88
        June 2014         11.50         11.50
        July 2014         11.88         11.88
      August 2014         11.49         11.49
   September 2014         11.49         11.49
     October 2014         11.88         11.88
    November 2014         11.49         11.49
    December 2014         11.87         11.87
     January 2015         11.49            --
    February 2015         11.49            --
       March 2015         12.72            --
       April 2015         11.49            --
         May 2015         11.87            --
        June 2015         11.49            --
        July 2015         11.87            --
      August 2015         11.49            --
   September 2015         11.49            --
     October 2015         11.87            --
    November 2015            --            --
    December 2015            --            --
     January 2016            --            --
    February 2016            --            --
       March 2016            --            --
       April 2016            --            --
         May 2016            --            --
        June 2016            --            --
        July 2016            --            --
      August 2016            --            --
   September 2016            --            --
     October 2016            --            --
    November 2016            --            --
    December 2016            --            --
     January 2017            --            --
    February 2017            --            --
       March 2017            --            --
       April 2017            --            --
         May 2017            --            --
        June 2017            --            --
        July 2017            --            --
      August 2017            --            --
   September 2017            --            --
     October 2017            --            --
    November 2017            --            --
    December 2017            --            --
     January 2018            --            --


(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         31

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    February 2018             --             --          14.61         11.47         11.47            --            --
       March 2018             --             --          16.27         12.70         12.70            --            --
       April 2018             --             --          14.78         11.47         11.47            --            --
         May 2018             --             --          15.37         11.85         11.85            --            --
        June 2018             --             --          14.97         11.47         11.47            --            --
        July 2018             --             --          15.57         11.85         11.85            --            --
      August 2018             --             --          15.16         11.47         11.47            --            --
   September 2018             --             --          15.26         11.46         11.46            --            --
     October 2018             --             --          15.88         11.85            --            --            --
    November 2018             --             --          15.47         11.46            --            --            --
    December 2018             --             --          16.10         11.85            --            --            --
     January 2019             --             --          15.70         11.46            --            --            --
    February 2019             --             --          15.81         11.46            --            --            --
       March 2019             --             --          17.64         12.69            --            --            --
       April 2019             --             --          16.05         11.46            --            --            --
         May 2019             --             --          16.72         11.84            --            --            --
        June 2019             --             --          16.31         11.46            --            --            --
        July 2019             --             --          16.99         11.84            --            --            --
      August 2019             --             --          16.57         11.46            --            --            --
   September 2019             --             --          16.71         11.46            --            --            --
     October 2019             --             --          17.42         11.84            --            --            --
    November 2019             --             --          17.00         11.46            --            --            --
    December 2019             --             --          17.73         11.84            --            --            --
     January 2020             --             --          17.31         11.46            --            --            --
    February 2020             --             --          17.47         11.46            --            --            --
       March 2020             --             --          18.85         12.25            --            --            --
       April 2020             --             --          17.83            --            --            --            --
         May 2020             --             --          18.71            --            --            --            --
        June 2020             --             --          18.40            --            --            --            --
        July 2020             --             --          19.34            --            --            --            --
      August 2020             --             --          19.04            --            --            --            --
   September 2020             --             --          19.40            --            --            --            --
     October 2020             --             --          20.43            --            --            --            --
    November 2020             --             --          20.17            --            --            --            --
    December 2020             --             --          21.29            --            --            --            --
     January 2021             --             --          21.06            --            --            --            --
    February 2021             --             --          21.56            --            --            --            --
       March 2021             --             --          24.46            --            --            --            --
       April 2021             --             --          22.67            --            --            --            --
         May 2021             --             --          24.06            --            --            --            --
        June 2021             --             --          23.96            --            --            --            --
        July 2021             --             --          25.52            --            --            --            --
      August 2021             --             --          25.50            --            --            --            --
   September 2021             --             --          26.38            --            --            --            --
     October 2021             --             --          28.26            --            --            --            --
    November 2021             --             --          28.42            --            --            --            --
    December 2021             --             --          30.60            --            --            --            --
     January 2022             --             --          30.95            --            --            --            --
    February 2022             --             --          32.45            --            --            --            --
       March 2022             --             --          37.81            --            --            --            --


Distribution Date   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------  ------------
                    Actual/360    Actual/360
    February 2018            --            --
       March 2018            --            --
       April 2018            --            --
         May 2018            --            --
        June 2018            --            --
        July 2018            --            --
      August 2018            --            --
   September 2018            --            --
     October 2018            --            --
    November 2018            --            --
    December 2018            --            --
     January 2019            --            --
    February 2019            --            --
       March 2019            --            --
       April 2019            --            --
         May 2019            --            --
        June 2019            --            --
        July 2019            --            --
      August 2019            --            --
   September 2019            --            --
     October 2019            --            --
    November 2019            --            --
    December 2019            --            --
     January 2020            --            --
    February 2020            --            --
       March 2020            --            --
       April 2020            --            --
         May 2020            --            --
        June 2020            --            --
        July 2020            --            --
      August 2020            --            --
   September 2020            --            --
     October 2020            --            --
    November 2020            --            --
    December 2020            --            --
     January 2021            --            --
    February 2021            --            --
       March 2021            --            --
       April 2021            --            --
         May 2021            --            --
        June 2021            --            --
        July 2021            --            --
      August 2021            --            --
   September 2021            --            --
     October 2021            --            --
    November 2021            --            --
    December 2021            --            --
     January 2022            --            --
    February 2022            --            --
       March 2022            --            --


(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1) (2)


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         32

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

Distribution Date   A-2A Cap (%)   A-2B Cap (%)   A-2C Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)
-----------------   ------------   ------------   ------------   -----------   -----------   -----------   -----------
                     Actual/360     Actual/360     Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
       April 2022             --             --          36.09            --            --            --            --
         May 2022             --             --          39.61            --            --            --            --
        June 2022             --             --          40.94            --            --            --            --
        July 2022             --             --          45.48            --            --            --            --
      August 2022             --             --          47.68            --            --            --            --
   September 2022             --             --          52.16            --            --            --            --
     October 2022             --             --          59.64            --            --            --            --
    November 2022             --             --          64.82            --            --            --            --
    December 2022             --             --          76.66            --            --            --            --
     January 2023             --             --          87.11            --            --            --            --
    February 2023             --             --         106.11            --            --            --            --
       March 2023             --             --         151.38            --            --            --            --
       April 2023             --             --         194.33            --            --            --            --
         May 2023             --             --         353.93            --            --            --            --
        June 2023             --             --        *                  --            --            --            --


Distribution Date   B-2 Cap (%)   B-3 Cap (%)
-----------------   -----------  ------------
                    Actual/360    Actual/360
       April 2022            --            --
         May 2022            --            --
        June 2022            --            --
        July 2022            --            --
      August 2022            --            --
   September 2022            --            --
     October 2022            --            --
    November 2022            --            --
    December 2022            --            --
     January 2023            --            --
    February 2023            --            --
       March 2023            --            --
       April 2023            --            --
         May 2023            --            --
        June 2023            --            --


* On the distributed date in June 2023, the Class A-2C Certificate Balance will be $20,562 and the interest paid is $82,299.

(1) Annualized interst rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest amounts and Basis Risk Carry Forward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement and SWAP.

(2) Run to maturity assuming 100%PPC, no losses and a 1 month and 6 month LIBOR rate of 20%. Assumes 10% optional clean-up call is not exercised.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         33

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------

                             Swap Notional Schedule

Period   Accrual Start Date     Pay date   Swap Notional Schedule

1                 7/27/2005    8/25/2005   $       563,862,198.98
2                 8/25/2005    9/25/2005   $       546,907,609.38
3                 9/25/2005   10/25/2005   $       529,501,708.24
4                10/25/2005   11/25/2005   $       511,700,366.93
5                11/25/2005   12/25/2005   $       493,560,972.34
6                12/25/2005    1/25/2006   $       475,142,111.70
7                 1/25/2006    2/25/2006   $       456,503,244.01
8                 2/25/2006    3/25/2006   $       437,704,361.29
9                 3/25/2006    4/25/2006   $       418,805,642.09
10                4/25/2006    5/25/2006   $       399,867,100.59
11                5/25/2006    6/25/2006   $       380,952,921.26
12                6/25/2006    7/25/2006   $       362,211,947.53
13                7/25/2006    8/25/2006   $       344,401,426.50
14                8/25/2006    9/25/2006   $       327,474,714.39
15                9/25/2006   10/25/2006   $       311,387,534.32
16               10/25/2006   11/25/2006   $       296,097,854.10
17               11/25/2006   12/25/2006   $       281,565,766.76
18               12/25/2006    1/25/2007   $       267,753,393.44
19                1/25/2007    2/25/2007   $       254,023,267.74
20                2/25/2007    3/25/2007   $       233,502,223.27
21                3/25/2007    4/25/2007   $        39,088,554.01
22                4/25/2007    5/25/2007   $        36,542,514.08
23                5/25/2007    6/25/2007   $        34,216,921.97
24                6/25/2007    7/25/2007   $        32,089,496.16
25                7/25/2007    8/25/2007   $        30,141,096.03
26                8/25/2007    9/25/2007   $        28,391,010.00
27                9/25/2007   10/25/2007   $        26,803,183.69
28               10/25/2007   11/25/2007   $        25,351,172.27
29               11/25/2007   12/25/2007   $        24,015,001.35
30               12/25/2007    1/25/2008   $        22,779,191.91
31                1/25/2008    2/25/2008   $        21,566,039.76
32                2/25/2008    3/25/2008   $        20,473,135.40
33                3/25/2008    4/25/2008   $        17,998,312.08
34                4/25/2008    5/25/2008   $        17,171,760.33
35                5/25/2008    6/25/2008   $        16,384,691.61
36                6/25/2008    7/25/2008   $        15,634,972.55
37                7/25/2008    8/25/2008   $        14,920,397.23
38                8/25/2008    9/25/2008   $        14,238,418.59
39                9/25/2008   10/25/2008   $        13,587,550.39
40               10/25/2008   11/25/2008   $        12,966,374.20
41               11/25/2008   12/25/2008   $        12,373,536.36
42               12/25/2008    1/25/2009   $        11,807,744.98
43                1/25/2009    2/25/2009   $        11,267,767.05
44                2/25/2009    3/25/2009   $        10,752,425.84
45                3/25/2009    4/25/2009   $        10,260,598.33
46                4/25/2009    5/25/2009   $         9,791,212.68
47                5/25/2009    6/25/2009   $         9,343,245.96
48                6/25/2009    7/25/2009   $         8,915,721.82
49                7/25/2009    8/25/2009   $         8,507,708.50
50                8/25/2009    9/25/2009   $         8,118,316.69
51                9/25/2009   10/25/2009   $         7,746,697.64
52               10/25/2009   11/25/2009   $         7,392,041.28
53               11/25/2009   12/25/2009   $         7,053,574.42
54               12/25/2009    1/25/2010   $         6,730,559.20
55                1/25/2010    2/25/2010   $         6,422,291.29
56                2/25/2010    3/25/2010   $         6,111,235.98
57                3/25/2010    4/25/2010   $                   --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         34

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               July 18, 2005
Securitized Asset Backed Receivables LLC Trust 2005-FR3
--------------------------------------------------------------------------------


                                                            Interest Rate Cap Schedules

                                Class M Cap Notional Balance                         Class B Cap Notional Balance
                   ------------------------------------------------------  ------------------------------------------------------
                                                              Index Rate                                              Index Rate
Distribution Date   Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier   Balance (%)    Strike (%)   Ceiling (%)   Mulitiplier
      August 2005   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
   September 2005   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
     October 2005   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
    November 2005   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
    December 2005   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
     January 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
    February 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
       March 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
       April 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
         May 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        8.113         8.113         10.00
        June 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        3.937         8.113         10.00
        July 2006   7,048,300.00        9.422         9.422         10.00   2,255,400.00        4.131         8.113         10.00
      August 2006   7,048,300.00        5.246         9.422         10.00   2,255,400.00        3.937         8.113         10.00
   September 2006   7,048,300.00        5.246         9.422         10.00   2,255,400.00        3.937         8.113         10.00
     October 2006   7,048,300.00        5.441         9.422         10.00   2,255,400.00        4.132         8.113         10.00
    November 2006   7,048,300.00        5.247         9.422         10.00   2,255,400.00        3.938         8.113         10.00
    December 2006   7,048,300.00        5.441         9.422         10.00   2,255,400.00        4.132         8.113         10.00
     January 2007   7,048,300.00        5.247         9.422         10.00   2,255,400.00        3.938         8.113         10.00
    February 2007   7,048,300.00        5.253         9.422         10.00   2,255,400.00        3.944         8.113         10.00
       March 2007   7,048,300.00        5.985         9.422         10.00   2,255,400.00        4.676         8.113         10.00
       April 2007   7,048,300.00        7.606         9.422         10.00   2,255,400.00        6.297         8.113         10.00
         May 2007   7,048,300.00        7.878         9.422         10.00   2,255,400.00        6.569         8.113         10.00
        June 2007   7,048,300.00        7.605         9.422         10.00   2,255,400.00        6.296         8.113         10.00
        July 2007   7,048,300.00        7.877         9.422         10.00   2,255,400.00        6.568         8.113         10.00
      August 2007   7,048,300.00        7.607         9.422         10.00   2,255,400.00        6.298         8.113         10.00
   September 2007   7,048,300.00        7.655         9.422         10.00   2,255,400.00        6.346         8.113         10.00
     October 2007   7,048,300.00        9.093         9.422         10.00   2,255,400.00        7.784         8.113         10.00
    November 2007   7,048,300.00        8.780         9.422         10.00   2,255,400.00        7.471         8.113         10.00
    December 2007   7,048,300.00        9.091         9.422         10.00   2,255,400.00        7.782         8.113         10.00
     January 2008   7,048,300.00        8.779         9.422         10.00   2,255,400.00        7.470         8.113         10.00
    February 2008   7,048,300.00        8.785         9.422         10.00   2,255,400.00        7.476         8.113         10.00
       March 2008             --           --            --            --             --           --            --            --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR3 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR3 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for information purposes. Any such offer will only be made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.
This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion, Order 2001). It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[LOGO] BARCLAYS
       CAPITAL                         35